Exhibit 99.1

Slide Presentation of Greater Bay Bancorp as of December 31, 2004

Greater Bay Bancorp

Sandler O’Neill & Partners, L.P. West Coast Financial Services Conference March 9-11, 2005

Greater Bay Bancorp

Certain matters discussed in this press release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements relate to the Company’s current expectations regarding future operating results, net interest margin, net loan charge-offs, asset quality, level of loan loss reserves, growth in loans and deposits and the strength of the local economy. These forward looking statements are subject to certain risks and uncertainties that could cause the actual results, performance or achievements to differ materially from those expressed, suggested or implied by the forward looking statements. These risks and uncertainties include, but are not limited to: (1) the impact of changes in interest rates, a decline in economic conditions at the international, national and local levels and increased competition among financial service providers on the Company’s results of operations and the quality of the Company’s earning assets; (2) any difficulties that may be encountered in consolidating the bank subsidiaries and in realizing operating efficiencies; (3) government regulation, including developments related to the ongoing insurance industry-wide investigations into contingent commissions and override payments, and the ultimate resolution of the notice of proposed adjustment from the IRS; and (4) the other risks set forth in the Company’s reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2003. Greater Bay does not undertake, and specifically disclaims, any obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements.

Company Profile

As of December 31, 2004

Total Assets $6.9 billion

Core Deposits (1) $4.8 billion

2004 Net Income $92.9 million

Earnings Per Diluted Share (2) $1.50

Common Shares Outstanding 51.2 million

Common Equity $659 million

Convertible Preferred Equity $104 million

Market Valuation (3) $1.3 billion

ROA/ROE 1.25% / 14.21%

(1) Excludes brokered and CA state deposits.

(2) Includes effect of EITF 04-8 which decreased EPS by $0.13.

(3) As of 3/1/05

Investment Rationale

Largest independent banking franchise in Northern California operating in lucrative San Francisco Bay Area regional market.

Established track record as acquirer of choice.

Proven record of organic growth and in-market expansion.

Diversified provider of financial services in four distinct business areas.

Mitigates geographic concentration of banking business and sector-specific earnings volatility.

Provides strong non-interest revenue diversification.

Investment Rationale

Strong financial fundamentals and sound credit metrics.

Experienced and proven executive management team.

Leading to long-term record of superior shareholder return.

An Exceptional Regional Market

Greater San Francisco Bay Area

Sonoma Napa Marin San Francisco Contra Costa San Mateo Alameda Santa Clara Santa Cruz Monterey

Greater San Francisco Bay Area Profile

Recognized global leadership in technological innovation, advancement, and growth.

Unmatched concentration of venture capital funding and investment.

Entrepreneurial spirit and results-oriented ethic.

Highest levels of worker productivity and per capita income in the nation.

Highest level of workforce education in the nation.

Exceptionally strong international trade position.

A Regional Strategic Perspective

“The Bay Area has proven fairly resilient in the economic downturn. Several fundamental strengths remain in tact such as its highly skilled work force, global presence, and multi-faceted economy…(and) the Bay Area retains its core dynamism, and still has marked advantages over other comparable regions in the country.”

McKinsey & Company/Bay Area Council “Downturn and Recovery in Restoring Prosperity” Economic Profile January 2004

Diversified Financial Services Provider

Diversified Financial Services Provider

Greater Bay Bancorp

Regional Community Banking

Assets of $5.6 billion

12 distinct community bank brands

40 offices

Relationship-based

Centralized operations, international, and cash management support

Regional in scope

Specialty Finance

Assets of $1.3 billion

Commercial finance to health care businesses

Small ticket leasing

Factoring and asset based lending

SBA lending

SFD REL lending

National in scope

Insurance Brokerage

Annual premiums approaching $2 billion

Annual revenues of approx. $130 million

Offering P&C, D&O, employee benefits, risk management services

No underwriting risk

Western U.S. in scope

Wealth Management

Trust and private banking

AUM in excess of $600 million Regional in scope

Regional Community Banking

Regional Community Banking Business

Operating 12 separate business dbas under single consolidated charter – 40 office locations throughout the Greater Bay Area.

Common data processing platform, credit policies and operating procedures – served and supported by single administrative staff.

Focused on relationship-based lending:

Commercial ($500m-5mm), CRE ($1-10mm), and construction

($1-10mm) credit opportunities.

Local people in local markets making local decisions based upon local knowledge.

And on core deposit growth plus linkage of fee-based services.

Greater Bay Community Banking – 1996

MPB

CNB

Greater Bay Community Banking—Today

BOP GBB GGB PBC BAB MPB BBC CNB BSC CCB MDNB SJNB

Community Banking Group Profile

Community Banking Group

Peninsula/San Mateo County

Mid-Peninsula Bank

Peninsula Bank of Commerce

Bay Area Bank

Santa Clara County

Cupertino National Bank

San Jose National Bank

Bank of Santa Clara

San Francisco/Marin Counties

Golden Gate Bank

Greater Bay Bank-Marin

Alameda County

Bay Bank of Commerce

Greater Bay Bank-Fremont

Contra Costa County

Mt. Diablo National Bank

Greater Bay Bank-Walnut Creek

Santa Cruz/Monterey Counties

Coast Commercial Bank

Greater Bay Bank-Carmel

Sonoma County

Bank of Petaluma

Total Loans: $3.22 billion Core Deposits: $4.81 billion

Note: Figures shown as of 12/31/04. Excludes SBA loan totals.

Client-Centric Banking Model

1 Locate and Diagnose

Business Development

Craft 2

3 Sell

4 Install

5 Service

Relationship Management

6 Link and Build

Client

Core Deposit Growth

Year-End 12/31/01 to 12/31/04

($ in Billions)

$6.00 $4.00 $2.00 $0.00

$4.05 $4.43 $4.56 $4.81

2001 2002 2003 2004

Specialty Finance

Specialty Finance Business

Collection of discrete businesses focused on acquisition and servicing/sale of value-based assets where execution, efficiency, standardization, and productivity are essential to optimizing profitability.

Transaction rather than relationship-based.

Relationships essentially limited to intermediaries who source the business (dealers, distributors, etc.).

Mandate to compete at high end of credit quality spectrum.

No deviation from target borrower – very disciplined.

Intense focus on perpetual growth of credit risk knowledge and on automation-based underwriting as core strategic elements.

Specialty Finance Group Profile

Specialty Finance Group

Matsco

Professional dental and veterinary term commercial financing

National in scope

Greater Bay Capital

Small-ticket leasing National in scope

Greater Bay Funding

Factoring and asset-based lending

West Coast in scope

SBA Lending

504 and 7(A) business sourced direct and via community banks

Regional in scope

Residential Mortgage Lending

Start-up venture aimed at brokering or retaining high quality SFD REL

Regional in scope

Total Assets: $1.28 billion

Note: Figures as of 12/31/04

Changes in Loan Portfolio Composition

Combined Community Banking and Specialty Finance 12/31/00 to 12/31/04

($ in Billions)

$6.00 $4.00 $2.00 $0.00

$4.08 16% 39% 18% 27%

$4.51 14% 39% 16% 31%

$4.81 11% 41% 15% 33%

$4.55 10% 42% 12% 36%

$4.48 10% 43% 11% 36%

2000 2001 2002 2003 2004

CRE Construction and Land Commercial/Matsco/GBC All Others/SNC

Commercial Real Estate Portfolio Composition – As of 12/31/04

By Type

Self Storage 2%

Multifamily 3%

Warehouse 4%

1-4 SFR 4%

R&D 5%

Hotel/Motel 8%

Other RE 10%

Industrial 12%

Retail 17%

Office 35%

By County

Sacramento

1%

Solano 1%

Monterey 2%

Marin 4%

Other 5%

Sonoma 5%

Santa Cruz 5%

Contra Costa 6%

San Francisco 7%

Alameda 13%

San Mateo 14%

Santa Clara 37%

Total—$1,688.5MM

Construction Loan Portfolio

Composition – As of 12/31/04

By Type

Other 2%

Retail 1%

Self Storage 6%

Industrial 4%

Office 15%

Multifamily 30%

1-4 SFR 42%

By County

Other 3%

Placer 2%

Marin 2%

San Bernadino 1%

Sonoma 1%

Santa Cruz 9%

Alameda 10%

Contra Costa 11%

San Francisco 13%

San Mateo 15%

Sacramento 2%

Santa Clara 31%

Total—$363.5MM

CRE Loan Outstandings by Vintage As of 12/31/04

($ in Millions)

$500 $400 $300 $200 $100 $0

Pre- 1998 1999 2000 2001 2002 2003 2004 1998

$135 $120 $214 $176 $229 $348 $250 $217

Total Outstandings = $1.69 billion

Bay Area Office Market

Rental and Vacancy Trends

Rent per SF

$6.00 $5.00 $4.00 $3.00 $2.00 $1.00 $0.00

1999 2000 2001 2002 2003 Q1’04 Q2’04 Q3’04 Q4’04

25.0% 20.0% 15.0% 10.0% 5.0% 0.0%

Avg. Rent $3.24 $5.64 $2.86 $2.31 $2.09 $2.05 $2.06 $2.07 $2.06

Vacancy 3.8% 4.3% 15.5% 19.5% 19.8% 19.3% 18.0% 17.5% 17.3%

Source: BT Commercial

Commercial Insurance Brokerage

Commercial Insurance Services Business

Acquired ABD Insurance and Financial Services in March 2002 – a highly-respected provider of commercial insurance brokerage and risk management services. Largest brokerage firm headquartered on the West Coast and 17th largest in the nation.(1)

And 4th largest bank-owned firm in the country.

Diversified property and casualty (65%) and employee benefit (35%) revenue streams.

Key strengths in technology, biotech, wine, construction, and agribusiness industry sectors.

(1) Source: Business Insurance Magazine – July 19, 2004

Commercial Insurance Services Business

Strategic focus on disciplined expansion (via organic growth and acquisition) into key western regional markets.

To leverage existing lines of business expertise – and to develop enhanced “provider-of-choice” branding and pricing positions.

Highly successful expansion into Seattle is indicative of both capabilities and expectations.

Commercial Insurance Services Group

ABD Insurance and Financial Services

Bay Area

Sacramento

Additional Major Western Regional Markets

Los Angeles/ Southern CA

Seattle

Total Premium Volume: $1.9 billion

Total Commission/Fee Revenue: $130 million

Approximate figures for 2004

Non-Interest Revenue Growth*

2001 to 2004

Non-Interest Income as % of Total Revenue

12.7% 12.7%

31.0% 13.3% 17.7%

36.5% 11.4% 25.1%

39.5% 11.7% 27.8%

2001 2002 2003 2004

ABD

* As a result of the ABD acquisition in March 2002, the Company’s 2002 results included 10 months of insurance commissions and fees totaling $88.5 million. There were no such insurance commissions and fees in 2001.

Update on Contingent Commission Arrangements

Heightened concern industry-wide related to contingent commission arrangements resulting from New York AG allegation that certain firms engaged in improper activities.

A few states have requested data from insurance brokers including ABD.

Which is being fully provided by ABD. No actions have been brought against ABD.

Greater Bay engaged outside counsel to review ABD’s overall business practices in specific areas of concern.

No evidence found of improper marketing activities. No systemic compliance related issues identified.

Update on Contingent Commission Arrangements

Contingent commissions totaled approximately 10% of total ABD revenues in 2004.

Company currently expects most carriers to continue to offer similar arrangements in 2005.

Still an evolving area – future structural modifications are ultimately probable.

Heightened client disclosure standards in place.

Sound Credit Metrics

Net Charge-Offs by Loan Type 2001 to 2004

($ in millions) $60.0 $50.0 $40.0 $30.0 $20.0 $10.0 $0.0 -$10.0

Total Matsco SNC Other C&I

CRE & Construction

Consumer

2001 $25.2 $0.7 $15.2 $11.4 -$2.4 $0.4

2002 $54.8 $17.5 $13.8 $13.5 $9.5 $0.5

2003 $31.6 $9.6 $10.3 $5.6 $5.2 $0.9

2004 $17.7 $6.6 $3.0 $3.0 $4.6 $0.5

Allowance and Charge-Off Levels

3/31/01 to 12/31/04

% of Loans

3.0% 2.5% 2.0% 1.5% 1.0% 0.5% 0.0%

‘3/01 ‘6/01 ‘9/01 ‘12/01 ‘3/02 ‘6/02 ‘9/02 ‘12/02 ‘3/03 ‘6/03 ‘9/03 ‘12/03 ‘3/04 ‘6/04 ‘9/04 ‘12/04

Quarter Ending

Annualized Net Charge-Off Rate

GBBK Allowance as % of Loans

Peer Allowance as % of Loans

Non-Performing Assets by Loan Type 12/31/03 to 12/31/04

($ in millions)

70 60 50 40 30 20 10 - $61.7 $49.2 $42.2 $59.3 $44.3

12/31/03 3/31/04 6/30/04 9/30/04 12/31/04

CRE

Const./Land

Commercial

Corp. Finance

Matsco/GBC

All Other

Non-Performing Assets

Key Changes by Type 12/31/03 vs. 12/31/04

($ in millions)

Corporate Finance $(12.7)

Commercial Real Estate (7.8)

Commercial (5.9)

All Other (2.2)

Matsco/GBC 2.2

Construction 9.0

Total $(17.4)

Strong Financial Indicators

Capital Ratio Strength Indicators

Regulatory Well-Capitalized Standard

GBBK Capital Levels

2002 2003 2004

Tang.Equity/Tang. Assets (1) n/a 6.40% 7.13% 7.66%

Leverage Ratio 5.00% 8.61% 9.98% 10.67%

Tier 1 Risk-Based Capital 6.00% 11.71% 12.87% 13.01%

Total Risk-Based Capital 10.00% 12.97% 14.13% 14.27%

(1) Common equity plus preferred stock less intangible assets divided by tangible assets.

Net Interest Margin Levels

12/31/98 to 12/31/04

10% 8% 6% 4% 2%

9.50% 8.50% 7.75% 5.50% 5.56% 5.29% 4.86% 5.00% 4.52% .25% 4.25% 4.20% 4.00% 5.25% 4.36%

12/98 12/99 12/00 12/01 12/02 12/03 12/04

GBBK’s Avg. Margin

Prime Rate

Note: Average NIM YTD

Interest Rate Risk Profile and Developments

Greater Bay is nominally asset-sensitive as of 12/31/04.

Proactive strategies implemented during 2004 to mitigate exposure to interest rate risk fluctuations and to preserve asset-sensitive profile.

Term of FHLB advances expanded to lengthen liability duration.

Net fixed-receive swap positions terminated.

Investment securities portfolio reduced in size from $2.2 billion at 12/31/03 to $1.6 billion at 12/31/04.

Investment portfolio continues to be managed for minimal credit and controlled extension risk.

Other Recent Developments

Charter consolidation process.

Effective completion remains on target for the second half of 2005.

Minimal client impact – seamless transition to date. Adoption of common deposit product set expected to reduce funding costs and strengthen controls.

Sarbanes-Oxley compliance activities.

Year-long key priority across entire enterprise. Significant application of both effort and resources –external costs of $6.2 million incurred in 2004.

Other Recent Developments

IRS Notice of Proposed Adjustment (NPA).

Received in November 2004 – challenged deductibility of merger-related expenses of $34 million taken in 2000 and 2001.

Extensive internal analysis undertaken with assistance of outside advisors and legal counsel.

Based upon that analysis and input from advisors, no tax expense related to this matter was recorded in Q4 2004.

Cooperative conversations continue with IRS – final resolution currently anticipated prior to year-end 2005.

Other Recent Developments

Outstanding contingent convertible debt (“CODES”).

In mid-November 2004, GBBK announced its intention to exchange existing CODES to address impact of EITF 04-8 on EPS calculations.

Exchange was delayed as a result of IRS NPA. In February 2005, GBBK announced termination of exchange plan as consequence of:

Changes in interest rate environment and GBBK stock price.

Probability of March 2006 put exercise by CODES investors.

Relative cost of exchange process.

Other Recent Developments

Retirement of directors.

In February 2005, the Company announced the retirement of seven directors.

Reducing the Board from 19 to 12 directors. Orderly and logical consequence of charter consolidation action.

Determined by Board’s governance process to result in more effective, efficient, and cost-sensitive operation. And consistent with national trends in this area.

Quality Management

Experienced and Committed Management Team

Officer	Name	Experience
Chief Executive Officer	Byron A. Scordelis	Wells Fargo, Bank of America, EurekaBank
Chief Financial Officer	James S. Westfall	Bank of America
Chief Risk Officer	Kenneth Shannon	Cal Fed, OTS
Human Resources	Peggy Hiraoka	Stanford University, Bank of America, EurekaBank
Community Banking	Colleen M. Anderson	Wells Fargo
Specialty Finance	Keith Wilton	Wells Fargo, ATT Capital
Insurance Brokerage	Frederick J. de Grosz	Co-Founder – ABD Insurance

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Focus on the Future

Key Objectives for 2005

Restore and drive top-line revenue growth.

Quality loan and deposit growth in target product types and client profiles.

Acceleration of insurance and other fee revenue sources.

Redoubled focus on pricing disciplines to optimize net interest margin.

With focus on relationships at the core of our model.

Achieve and sustain increased cost efficiency.

Rationalize responsibilities and structures. Realize growth without added recurring cost.

Key Objectives for 2005

Pursue expansion of all existing business lines.

Via acquisition and/or de novo actions. As reaffirmation of core strategic objectives.

Be regarded as “best of breed” in all control endeavors.

Regulatory, compliance, accounting, SOX, and enterprise-wide risk management.

Portfolio concentration and credit quality metrics. Proactive interest-rate risk management.

Be an active force for positive change in the communities that we serve.

Outlook for 2005

Loan growth – based on the current forecast of moderate economic growth in our primary market area, we anticipate future loan portfolio growth in the low to mid-single digits.

Deposit growth – we anticipate future core deposit growth in the mid-single digits. We intend to adjust our use of institutional time deposits and other non-relationship funding sources to meet funding needs not satisfied by core deposit and capital funding sources.

Credit quality – based on our continued aggressive credit risk management and the current economic outlook, we anticipate future net charge-offs from 40 basis points to 50 basis points of average loans outstanding.

Net interest margin – based on balance sheet trends and the rate sensitivity of the Company’s assets and liabilities, we expect the margin to fluctuate between 4.35% and 4.50%.

Focus on Shareholder Value

Long Term Share Price Appreciation 11/27/96 – 12/31/04

800% 600% 400% 200% 0%

GBBK S&P Bank Index S&P 500 Nasdaq Bank Index

‘96 ‘97 ‘98 ‘99 ‘00 ‘01 ‘02 ‘03 ‘04

541% 254% 172% 160%

54